Supplement to the
Fidelity® Corporate Bond ETF
December 30, 2021
Summary Prospectus

Effective January 4, 2023, the following information replaces similar information for Fidelity® Corporate Bond ETF found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Normally investing at least 80% of assets in corporate bonds and other corporate debt securities and repurchase agreements for those securities.

Effective January 4, 2023, the following information supplements similar information for Fidelity® Corporate Bond ETF found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Normally investing primarily in investment-grade corporate debt securities and repurchase agreements for those securities.

T12-SUM-22-01 1.9887761.101	September 16, 2022